UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report  —  April 29, 2010

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2010, Bemis Company, Inc. issued a press release containing its financial results for the first quarter ended March 31, 2010, a copy of which is furnished as Exhibit 99 to this report.  Earnings guidance for the balance of 2010 for Bemis Company is included with this press release and will be available during the regular earnings release conference call scheduled for Thursday, April 29, 2010, at 10:00 a.m. (EDT). Individuals may listen to the call on the Internet at www.bemis.com under “Investor Relations.”  Listeners are urged to check the website ahead of time to ensure their computers are configured for the audio stream.  Instructions for obtaining the required, free, downloadable software are available in a pre-event system test on the site.

Use of Non-GAAP Financial Measures

The press release furnished as an exhibit to this report contains certain non-GAAP financial measures, including:

•                  Segment operating profit as adjusted

•                  Segment operating profit as adjusted as a percentage of net sales

•                  Diluted earnings per share as adjusted

Each of these measures excludes from the most directly comparable GAAP measures the impact of certain items.  Management believes these adjusted measures are useful to investors because they assist an investor’s understanding of the impact of these items on the comparability of the Company’s operations from year-to-year.  Excluding the impact of these items also enables investors to compare our underlying operational results and trends before other charges and income items that are considered by management as not related to the Company’s core operations.  Management uses these adjusted measures to monitor and evaluate operating performance and also for internal planning purposes.  These measures are subject to certain limitations because they do not reflect all charges, income, or other items that were actually recognized by the Company in accordance with GAAP.  As a result, investors should consider these non-GAAP measures in addition to, and not as a substitute for, or superior to, financial performance measures presented in accordance with GAAP.  In addition, these adjusted measures may not be calculated in the same manner as adjusted measures presented by other companies.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d).          The April 29, 2010, Bemis Company, Inc. press release for the first quarter ended March 31, 2010, is furnished as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
	Gene C. Wulf, Senior Vice President and Chief Financial Officer		Stanley A. Jaffy, Vice President and Controller

Date April 29, 2010		Date April 29, 2010